Note 8 - Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

Note 10:      Commitments and Contingencies

Operating Leases

The Company leases its corporate office space with 66 monthly payments increasing from $10,500 to $22,000, beginning February 3, 2014, the date it took occupancy of the new office space.  Between December 31, 2014 and September 30, 2015, the Company assumed 46 additional leases for clinic locations.  These leases vary in length from 18 to 124 months and have monthly payments ranging from $1,432 to $13,213.

Total rent expense for the three and nine months ended September 30, 2015 was $402,061 and $756,678, respectively. Total rent expense for the three and nine months ended September 30, 2014 was $33,860 and $100,942, respectively.

Future minimum annual lease payments are as follows:

2015	$431,526
2016	2,548,329
2017	2,513,975
2018	1,948,791
2019	1,601,175
Thereafter	8,443,060
$17,486,856

Litigation

In the normal course of business, the Company is party to litigation from time to time. The Company maintains insurance to cover certain actions and believe that resolution of such litigation will not have a material adverse effect on the Company.

On July 7, 2015, a group of 13 franchisees, whose licenses had been terminated by the Company due to defaults in performance, commenced a collective arbitration proceeding in San Diego, California. The claimants’ demand for arbitration asserts claims for breach of contract, promissory fraud, negligent misrepresentation, breach of the implied covenant of good faith and fair dealing, wrongful termination of franchise agreements and “wrongful competition” pursuant to unspecified state business practices, unfair competition and franchise statutes. The claimants also seek “a preliminary and permanent injunction prohibiting the Company from seeking to operate corporate clinics within 25 miles of any franchise clinic.” Although commenced in California, the arbitration proceeding has been moved to Arizona, pursuant to the franchise agreements in dispute, which include clauses that make it mandatory for any arbitration proceeding to be conducted in Phoenix, Arizona. Each agreement also requires claims to be arbitrated on an individual, not class-wide basis. Additionally, some of the claimants may be unauthorized assignees of franchisees and, therefore, may not have standing to assert certain claims. The Company does not believe any of the claims, either collectively or individually, have any legal merit and intends to vigorously defend the arbitration proceeding.

Note 8:    Commitments and Contingencies

Operating Leases

We lease our corporate office space. Monthly payments under the lease were approximately $10,500 through June 2012 and approximately $6,700 through December 2013. The lease expired on December 31, 2013. On September 17, 2013, we entered into a new lease for corporate office space, with 66 monthly payments increasing from $10,500 to $22,000, beginning February 3, 2014, the date we took occupancy of the new office space.  On December 31, 2014 we acquired four additional leases for clinic locations.  These leases vary in length from 30 to 40 months and have monthly payments ranging from $2,609 to $5,909.

Total rent expense for the year ended December 31, 2014 and 2013 was $135,000 and $124,000, respectively.

Future minimum annual lease payments are approximately as follows:

2015	$444,746
2016	465,404
2017	440,212
2018	293,812
2019	154,055
Thereafter	-
$1,798,229

Litigation

In the normal course of business, we are party to litigation from time to time. We maintain insurance to cover certain actions and believe that resolution of such litigation will not have a material adverse effect on the Company.